Sequoia ETF

Ticker: SEQ

Exchange: NYSE Arca, Inc.

P R O S P E C T U S

October 16, 2026

Advised by: Ruane Cunniff L.P.

45 Rockefeller Plaza, 34th Floor

New York, New York 10111

www.sequoiaetf.com

1-844-737-3230

The Sequoia ETF (the “Fund”) is a separate series of Northern Lights Fund Trust II (the “Trust”), a registered management investment company.

The Fund lists and principally trades its Shares on the NYSE Arca, Inc., a national securities exchange, and trades at market prices. Market prices may differ to some degree from the net asset value of the Shares. Unlike mutual funds, the Fund issues and redeems Shares at net asset value, only in large blocks of Shares called “Creation Units.”

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Sequoia ETF

(a series of the Northern Lights Fund Trust II (the “Trust”)

TABLE OF CONTENTS

Summary Section – Sequoia ETF	1
Additional Information About Principal Investment Strategies and Related Risks	6
Portfolio Holdings Information	9
Management of the Fund	9
Shareholder Information	10
How Shares are Priced	10
How to Purchase Shares	11
Frequent Purchases and Redemptions of Fund Shares	12
Distributions and Taxes	12
Dividends, Distributions and Taxes	12
Financial Highlights	15

Summary Section – Sequoia ETF

Investment Objective

The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.99%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.99%
[1]	The Fund’s Adviser, Ruane Cunniff L.P., receives a “unitary fee” pursuant to which it provides investment advisory service and pays most of the Fund’s operating expenses except brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.
[2]	Other expenses are estimated for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$101	$315	$547	$1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of the Predecessor Fund (as defined below), the Predecessor Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.

The Fund’s investment objective is long-term growth of capital. In pursuing this objective, the Fund focuses on investing in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. A guiding principle is the consideration of equity securities, such as common stock, as units of

1

ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise.

No weight is given to technical stock market studies. The balance sheet and earnings history and prospects of each company are extensively studied to appraise fundamental intrinsic value. The Fund normally invests in equity securities of U.S. and non-U.S. companies. The Fund may invest in securities of issuers with any market capitalization. The Fund may sell the security of an issuer for a variety of reasons, including when the issuer shows deteriorating fundamentals, its earnings progress falls short of the Adviser’s expectations or its valuation appears excessive relative to its expected future earnings.

Ordinarily, the Fund’s portfolio is invested in equity securities of U.S. and non-U.S. companies. The Fund is not required, however, to be fully invested in equity securities and, in fact, usually maintains a portion of its total assets in cash or securities generally considered to be cash equivalents, including, but not limited to, short-term U.S. Government securities.

Depending upon market conditions, cash reserves may be a significant percentage of the Fund’s net assets. The Fund is classified as non-diversified.

Principal Risks

•	Market Risk. This is the risk that the market values of the Fund’s investments will decline, perhaps sharply and unpredictably, or fail to rise, for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, tariffs, natural disasters and public health events and crises, including disease/virus outbreaks, epidemics and pandemics. The resulting short-term and long-term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries and companies cannot necessarily be foreseen or predicted. You may lose money by investing in the Fund.

•	Value Investing Risk. Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value was misgauged. Such securities may decline in value even though they are already undervalued.

•	Non-Diversification Risk. The Fund is “non-diversified,” meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund’s net asset value per share (“NAV”).

•	Foreign (Non-U.S.) Risk. This is the risk that the value of the Fund’s investments in securities of foreign issuers will be affected adversely by foreign economic, social and political conditions and developments or by the application of foreign legal, regulatory, accounting and auditing standards or foreign taxation policies or by currency fluctuations and controls. The risks to the Fund and, therefore, to your investment in the Fund, of investing in foreign securities include expropriation, settlement difficulties, market illiquidity and higher transaction costs. The prices of foreign securities may move in a different direction than the prices of U.S. securities. In addition, the prices of foreign securities may be more volatile than the prices of U.S. securities.

•	Currency Risk. This refers to the risk that securities that trade or are denominated in currencies other than the U.S. Dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. Dollar relative to a foreign currency will generally cause the U.S. Dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. Dollar and the respective foreign currency.

•	Growth Company Risk. The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

•	Large-Cap Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-
2

cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap and mid-cap companies may be engaged in business within a narrow geographic region, be less well-known to the investment community and have more volatile share prices. These companies often lack management depth and have narrower market penetrations, less diverse product lines and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

•	Risks of Investing in a Managed Fund. Performance of individual securities can vary widely. The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Adviser may be incorrect in assessing a particular industry or company, including the anticipated earnings growth of the company. The Adviser may not buy securities at the lowest possible prices or sell securities at the highest possible prices. As with any investment, there can be no guarantee that the Fund will achieve its investment goals.

•	Illiquid Investments Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

•	Capital Gain Risk. As of the date of this Prospectus, a substantial portion of the Fund’s NAV is attributable to realized and/or net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase Shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. If such distribution is reinvested in Fund Shares, any such income or gain will increase the tax basis of your Shares, which will reduce the amount of gain or increase the amount of loss you recognize on a disposition of your Shares. You should consult your tax professional about your investment in the Fund.

•	ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

o	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund Shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

o	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the Fund only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

o	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of the Shares being suspended or the Shares being delisted. An active trading market for the Shares may not be
3

developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

o	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
•	In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.
•	The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
•	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.
•	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any investment, you may lose money by investing in the Fund.

Bar Chart and Performance Information

On October 16, 2026, the Fund acquired the assets and assumed the liabilities of the Sequoia Fund, Inc. (the “Predecessor Fund”), in a reorganization (the “Reorganization”). As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. The performance information provided below is that of the Predecessor Fund for periods prior to October 16, 2026. The Fund has the same investment objective, investment strategies, fundamental investment policies and management team as the Predecessor Fund. Updated performance information is available at no cost by calling the Fund toll-free at 1- 844-737-3230.

The bar chart illustrates how the Predecessor Fund’s average annual returns have varied from year to year for the past ten calendar years. The table below illustrates how the Predecessor Fund's average annual total returns compare with those of a broad measure of market performance, the Standard & Poor’s 500 Index (“S&P 500 Index”). The Fund’s past performance, of course, does not necessarily indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 27.21% (2nd quarter 2020) and the lowest return for a quarter was -22.17% (1st quarter 2020).

Average Annual Total Returns

4

(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Return Before Taxes	22.13%	10.46%	11.04%
Return After Taxes on Distributions	19.30%	8.84%	8.36%
Return After Taxes on Distributions and Sale of Fund Shares	14.83%	8.04%	8.10%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

After-tax returns are estimates, which are calculated using the highest historical individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund Shares to offset other taxable gains. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

The Fund’s investment adviser is Ruane Cunniff L.P.

Portfolio Managers

The following persons serve as co-portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Employee	Title	Length of Service with the Predecessor Fund
John B. Harris	President and Chief Executive Officer of the Fund; Managing Director of the Adviser; Management Committee member of RCG-GP LLC (the Adviser’s general partner)	Since May 2016
Arman Gokgol-Kline	Analyst of the Adviser; Management Committee member of RCG-GP	Since May 2016
Trevor Magyar	Analyst of the Adviser; Management Committee member of RCG-GP	Since May 2016

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker dealer. Because Shares are listed for trading on the Exchange and trade at market prices rather than NAV, Shares may trade at a price that is greater than, at, or less than, NAV. Investors may incur costs attributable to the differences between the highest price a buyer is willing to pay to purchase Shares of the Fund (“bid”) and the lowest price a seller is willing to accept for Shares of the Fund (“ask”) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, premiums and discounts, and bid-ask spreads, is available online at www.sequoiaetf.com.

Tax Information for the Fund

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Please reference the SAI for more information about the prospective tax implications of an investment in the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund Shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Additional Information About Principal Investment Strategies and Related Risks

Investment Objective

The Fund’s investment objective is long-term growth of capital

The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund focuses on investing in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. A guiding principle is the consideration of equity securities, such as common stock, as units of ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise.

No weight is given to technical stock market studies. The balance sheet and earnings history and prospects of each company are extensively studied to appraise fundamental intrinsic value. The Fund normally invests in equity securities of U.S. and non-U.S. companies. The Fund may invest in securities of issuers with any market capitalization. The Fund may sell the security of an issuer for a variety of reasons, including when the issuer shows deteriorating fundamentals, its earnings progress falls short of the Adviser’s expectations or its valuation appears excessive relative to its expected future earnings.

Ordinarily, the Fund’s portfolio is invested in equity securities of U.S. and non-U.S. companies. The Fund is not required, however, to be fully invested in equity securities and, in fact, usually maintains a portion of its total assets in cash or securities generally considered to be cash equivalents, including, but not limited to, short-term U.S. Government securities.

Depending upon market conditions, cash reserves may be a significant percentage of the Fund’s net assets.

The Fund is classified as non-diversified.

Principal Risks

•	Market Risk. This is the risk that the market values of the Fund’s investments will decline, perhaps sharply and unpredictably, or fail to rise, for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, tariffs, natural disasters and public health events and crises, including disease/virus outbreaks, epidemics and pandemics. The resulting short-term and long-term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries and companies cannot necessarily be foreseen or predicted. You may lose money by investing in the Fund.

•	Value Investing Risk. Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value was misgauged. Such securities may decline in value even though they are already undervalued.

•	Non-Diversification Risk. The Fund is “non-diversified,” meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund’s net asset value per share (“NAV”).

•	Foreign (Non-U.S.) Risk. This is the risk that the value of the Fund’s investments in securities of foreign issuers will be affected adversely by foreign economic, social and political conditions and developments or by the application of foreign legal, regulatory, accounting and auditing standards or foreign taxation policies or by currency fluctuations and controls. The risks to the Fund and, therefore, to your investment in the Fund, of investing in foreign securities include expropriation, settlement
6

difficulties, market illiquidity and higher transaction costs. The prices of foreign securities may move in a different direction than the prices of U.S. securities. In addition, the prices of foreign securities may be more volatile than the prices of U.S. securities.

•	Currency Risk. This refers to the risk that securities that trade or are denominated in currencies other than the U.S. Dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. Dollar relative to a foreign currency will generally cause the U.S. Dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. Dollar and the respective foreign currency.

•	Growth Company Risk. The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

•	Large-Cap Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap and mid-cap companies may be engaged in business within a narrow geographic region, be less well-known to the investment community and have more volatile share prices. These companies often lack management depth and have narrower market penetrations, less diverse product lines and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

•	Risks of Investing in a Managed Fund. Performance of individual securities can vary widely. The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Adviser may be incorrect in assessing a particular industry or company, including the anticipated earnings growth of the company. The Adviser may not buy securities at the lowest possible prices or sell securities at the highest possible prices. As with any investment, there can be no guarantee that the Fund will achieve its investment goals.

•	Illiquid Investments Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

•	Capital Gain Risk. As of the date of this Prospectus, a substantial portion of the Fund’s NAV is attributable to realized and/or net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase Shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. If such distribution is reinvested in Fund Shares, any such income or gain will increase the tax basis of your Shares, which will reduce the amount of gain or increase the amount of loss you recognize on a disposition of your Shares. You should consult your tax professional about your investment in the Fund.

•	ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

o	Authorized Participant Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption
7

orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Creation Units, Fund Shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting.

o	Not Individually Redeemable. Shares are not redeemable by retail investors and may be redeemed only by authorized participants at NAV and only in Creation Units. A retail investor generally incurs brokerage costs when selling Shares.

o	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of the Shares being suspended or the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Shares and lead to a difference in the market price of the Shares and their underlying value.

o	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruptions, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those authorized participants creating and redeeming directly with the Fund.

•	In times of market stress, market makers may step away from their role market making in Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.
•	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund Shares or in the closing price.
•	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Shares and the Fund’s NAV.
•	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

Other Risks

Operational and Cybersecurity Risk. Fund operations, including business, financial, accounting, data processing systems or other operating systems and facilities may be disrupted, disabled or damaged as a result of a number of factors, including events that are wholly or partially beyond our control. For example, there could be electrical or telecommunications outages; degradation or loss of internet or web services; natural disasters, such as earthquakes, tornadoes and hurricanes; disease pandemics; or events arising from local or larger scale political or social events, as well as terrorist acts.

The Fund is also subject to the risk of potential cyber incidents, which may include, but are not limited to, the harming of or unauthorized access to digital systems (for example, through “hacking” or infection by computer viruses or other malicious software code), denial-of-service attacks on websites, and the inadvertent or

8

intentional release of confidential or proprietary information. Cyber incidents may, among other things, harm Fund operations, result in financial losses to the Fund and its shareholders, cause the release of confidential or highly restricted information, and result in regulatory penalties, reputational damage, and/or increased compliance, reimbursement or other compensation costs. Fund operations that may be disrupted or halted due to a cyber incident include trading, the processing of shareholder transactions, and the calculation of the Fund’s net asset value.

Issues affecting operating systems and facilities through cyber incidents, any of the scenarios described above, or other factors, may harm the Fund by affecting the Adviser, or other service providers, or issuers of securities in which the Fund invests. Although the Fund has business continuity plans and other safeguards in place, including what the Fund believes to be robust information security procedures and controls, there is no guarantee that these measures will prevent cyber incidents or prevent or ameliorate the effects of significant and widespread disruption to our physical infrastructure or operating systems. Furthermore, the Fund cannot directly control the security or other measures taken by unaffiliated service providers or the issuers of securities in which the Fund invests. Such risks at issuers of securities in which the Fund invests could result in material adverse consequences for such issuers and may cause the Fund’s investment in such securities to lose value.

Portfolio Holdings Information

The Fund’s portfolio holdings will be disclosed each day on its website at  www.sequoiaetf.com. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Management of the Fund

Investment Adviser

The Fund’s investment adviser is Ruane Cunniff L.P. (the “Adviser”), 45 Rockefeller Plaza, 34th Floor, New York, New York 10111. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”).

Subject to the oversight of the Board of Trustees, the Adviser is responsible for overseeing the management of the Fund’s investments and providing certain administrative services and facilities under an advisory agreement between the Fund and the Adviser (the “Investment Advisory Agreement”).

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.99% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for brokerage fees and commissions, 12b-1 fees, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

A discussion regarding the basis for the approval by the Board of Trustees (the “Board”) of the Advisory Contract will be available in the Fund’s financial statements for the period ended December 31, 2026.

Portfolio Managers and Investment Committee

John B. Harris, Arman Gokgol-Kline and Trevor Magyar, the co-portfolio managers of the Fund, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, subject to the investment parameters established from time to time by the Investment Committee of the Adviser (the “Committee”). The Committee, which reflects the team approach used by the Adviser, is comprised of the co-portfolio managers, all of whom are voting members of the Committee, and Greg Alexander, who is a non-voting member of the Committee. The Committee meets regularly to discuss investment parameters for the Fund.

9

The following table lists the co-portfolio managers and each person’s principal occupation during the past five years:

Employee	Principal Occupation During the Past Five (5) Years
John B. Harris*	President and Chief Executive Officer of the Fund; Managing Director of the Adviser; Management Committee member of RCG-GP LLC (the Adviser’s general partner); Management Committee member of the Adviser’s parent; analyst of the Adviser since prior to 2021.
Arman Gokgol-Kline	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with the Adviser in a substantially similar capacity to his current analyst position since prior to 2021.
Trevor R. Magyar	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with the Adviser in a substantially similar capacity to his current analyst position since prior to 2021.
*	Chair of the Investment Committee. Mr. Harris may take actions for the Fund that are not within the investment parameters established by the Committee in the event that he determines that events or circumstances require him to take such actions and it is not practicable to convene a meeting of the Committee. Mr. Harris has been authorized by the Committee to limit the value of the Fund’s investment in any security from exceeding 20% of the Fund’s net assets.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the compensation of the co-portfolio managers, other accounts managed by such persons, and such persons’ ownership of the Fund’s securities.

Shareholder Information

How Shares are Priced

Shares of the Fund are bought and sold at two different prices and in two different ways depending upon the type of investor as described below.

All investors including retail investors and authorized participants may buy and sell Shares in secondary market transactions through brokers at market prices and the Shares will trade at market prices.

Only authorized participants may buy and redeem Shares from the Fund directly and those transactions are effected at the Fund’s NAV. Purchases and redemptions from the Fund may only occur in creation units.

The NAV of the Fund is determined at close of regular trading of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of Shares outstanding ((assets-liabilities)/number of Shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and custody fees, which are accrued daily. The determination of NAV for a Share for a particular day is applicable to all applications for the purchase of Shares, as well as all requests for the redemption of Shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities listed on an exchange are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon

10

the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities with regard to the Fund, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to oversee the Valuation Designee’s fair value determinations effectively. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.

If the Fund was to invest in foreign securities, market prices for foreign securities would not be determined at the same time of day as the NAV for the Fund. Because the Fund may invest directly or indirectly through underlying ETFs in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund or underlying ETFs do not price their Shares, the value of some of the Fund’s portfolio securities may change on days when authorized participants (“APs”) may not be able to purchase or redeem Fund Shares.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its Shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Shareholders may obtain this information from the Fund’s SAI.

How to Purchase Shares

Buying and Selling Shares in the Secondary Market

Investors may buy and sell Shares of the Fund through a broker dealer on the NYSE Arca, Inc. (the “Exchange”). Shares trade under the following ticker symbol: SEQ. Shares can be bought and sold on the Exchange throughout the trading day like Shares of other publicly traded companies.

Shares of the Fund may be acquired or redeemed directly from the Fund only by Authorized Participants in Creation Units or multiples thereof, in creation or redemption transactions.

You may buy and sell individual Shares of the Fund only through a broker dealer in secondary market transactions on the Exchange. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Creation and Redemption Transactions

The Fund issues and redeems Shares at NAV only in large blocks of Shares (each block of Shares is called a “Creation Unit”) to Authorized Participants that have entered into agreements with the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

11

Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Premium/Discount Information

Investors who buy and sell Shares in secondary market transactions through brokers purchase and sell such Shares at market prices. The market price of Shares may be greater than, equal to, or less than the Fund’s NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases and Redemptions of Fund Shares

The Board has not adopted a policy of monitoring for other frequent trading activity because Shares of the Fund are listed for trading on a national securities exchange.

Distributions and Taxes

Dividends, Distributions and Taxes

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders. Share creations or redemptions that are transacted in cash are less than efficient than Shares that are created or redeemed in-kind.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax

12

consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

o       The Fund makes distributions,

o       You sell your Shares listed on the Exchange, and

o       You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An Authorized Participant that exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (the “Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If an Authorized Participant purchases or redeems Creation Units, the authorized participant will be sent a

13

confirmation statement showing how many Shares the authorized participant purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Ultimus Fund Solutions, LLC is the Fund’s administrator and fund accountant. It has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds and exchange-traded funds.

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110 , is the Fund’s transfer agent and custodian.

Northern Lights Distributors, LLC (“NLD”) located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, is the distributor for the Shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Vedder Price, P.C., 1401 New York Avenue NW, Washington, DC 20005, serves as legal counsel to the Trust.

Ernst & Young LLP, 200 Clarendon St., Boston, MA 02116, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are affecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by

14

Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers affecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. As of the close of business on October 16, 2026, pursuant to the Reorganization, the Fund acquired all of the assets and assumed all of the liabilities of the Predecessor Fund. Upon completion of the Reorganization, the Fund assumed the performance, financial, and other historical information of the Predecessor Fund. The following selected financial highlights are derived from the Predecessor Fund's audited financial statements included in the Predecessor Fund's annual financial statements.

Certain information reflects results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). These total return figures do not reflect any fees or charges deducted from the insurance company separate account or from the variable annuity or life insurance policies, which, if reflected, would result in lower total return figures.

The Predecessor Fund’s financial statements and report of KPMG LLP, independent registered public accounting firm, included in the Predecessor Fund’s Form N-CSR for the Predecessor Fund’s fiscal year ended December 31, 2025 are incorporated by reference into the Statement of Additional Information. The following data should be read in conjunction with such financial statements, related notes and other financial information contained in the Predecessor Fund’s Annual Reports to shareholders and the Predecessor Fund's Form N-CSR. The Annual Reports to shareholders and Form N-CSR contain additional performance information about the Predecessor Fund and are available, as described below. The Annual Reports to shareholders, financial statements, and the Statement of Additional Information are available upon request.

15

Year Ended December 31,				
	2025	2024	2023	2022	2021
Per Share Operating Performance (for a share outstanding throughout the year)					
Net asset value, beginning of year	$183.51	$159.43	$124.72	$184.99	$169.62
Income from investment operations					
Net investment loss	(0.25)	(0.43)	(0.18)	(0.66)	(0.13)
Net realized and unrealized gains (losses) on investments	39.46	33.62	34.89	(55.76)	42.92
Net increase (decrease) in net asset value from operations	39.21	33.19	34.71	(56.42)	42.79
Less distributions from					
Net investment income	(0.02)[a]	(0.66)[a]	—	(0.02)[a]	(4.93)[a]
Net realized gains	(19.70)	(8.45)	—	(3.83)	(22.49)
Total distributions	(19.72)	(9.11)	—	(3.85)	(27.42)
Net asset value, end of year	$203.00	$183.51	$159.43	$124.72	$184.99
Total Return	22.13%[b]	20.79%[b]	27.83%[b]	(30.52)%[b]	25.48%
Ratios/Supplementary data					
Net assets, end of year (in millions)	$ 3,789	$ 3,365	$ 3,242	$ 2,987	$ 4,899
Ratio of expenses to average net assets					
Before expenses reimbursed by Investment Adviser	1.11%	1.11%	1.11%	1.09%	1.07%
After expenses reimbursed by Investment Adviser	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.13)%	(0.22)%	(0.12)%	(0.43)%	(0.27)%
Portfolio turnover rate	10%	7%	9%	16%	23%

(a) The difference of net investment income/(loss) for financial and tax reporting is attributable to financial and tax accounting differences on corporate spin-offs. As a result, the Fund was required to make a distribution from net investment income for tax purposes.

(b) Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund's performance for the years ended December 31, 2025, 2024, 2023 and 2022 by 0.17%, 0.02%, 0.62% and 0.08%, respectively.

16

Investment Adviser

Ruane Cunniff L.P.

45 Rockefeller Plaza, 34th Floor

New York, New York 10111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon St.

Boston, MA 02116

Legal Counsel

Vedder Price, P.C.

1401 New York Avenue NW

Washington, D.C. 20005

Custodian and Transfer Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Fund Accountant and Fund Administrator

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

Distributor

Northern Lights Distributors, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

Sequoia ETF

A series of Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus. You can access the SAI directly on the Fund’s website www.sequoiaetf.com.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of these documents, request other information, such as the financial statements, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-844-737-3230, on the Fund’s website www.sequoiaetf.com or by writing to:

Sequoia ETF

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246

or overnight to

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

The Fund’s shareholder reports and SAI, are also available:

  free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
  for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22549)

45 Rockefeller Plaza, 34th Floor
New York, NY 10111

(212) 832-5280

info@ruanecunniff.com

For additional information about Ruane Cunniff L.P. and Sequoia ETF, please visit www.ruanecunniff.com and www.sequoiaetf.com.

Sequoia ETF

(Ticker: SEQ)

Exchange: NYSE Arca, Inc.

Statement of Additional Information

October 16, 2026

This Statement of Additional Information (“SAI”) provides general information about the Sequoia ETF (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus for the Fund dated October 16, 2026 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Prospectus free of charge, please visit our website at www.sequoiaetf.com, write or call the Fund at the address or telephone number below:

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246

or

Overnight Mail

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

1-844-737-3230

TABLE OF CONTENTS

The Trust	1
EXCHANGE LISTING AND TRADING	1
Investment Policies, Strategies and Associated Risks	2
Management of the Fund	7
Board of Trustees	7
Board Leadership Structure	8
Trustees and Officers	9
Board Committees	11
Trustee Compensation	12
Control Persons and Principal Shareholders	13
Investment Adviser	13
Portfolio Managers and Investment Committee	14
Other Service Providers	16
Distribution of Fund Shares	17
Portfolio Transactions and Brokerage Allocation	18
Portfolio Turnover	19
Code of Ethics	20
Proxy Voting Procedures	20
Anti-Money Laundering Compliance Program	20
Portfolio Holdings Information	21
Purchase, Redemption and Pricing of Shares	21
Financial Statements	36

The Trust

Fund History

The Sequoia ETF (the “Fund”) is a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on August 26, 2010. Ruane Cunniff L.P. (the “Adviser”) serves as the investment adviser to the Fund.

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified series of the Trust.  The Fund’s investment objectives, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.  Immediately prior to the Fund’s commencement of operations, the assets and liabilities of the Sequoia Fund, a series of Sequoia Fund, Inc. (the “Predecessor Fund”), were acquired by the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization between the Trust, on behalf of the Fund, and Sequoia Fund, Inc., on behalf of the Predecessor Fund (the “Reorganization”). The Reorganization occurred after the close of business on October 16, 2026. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund.

The shares of the Fund are principally listed and traded on the NYSE Arca, Inc. (the “Exchange”), as shown on the cover of this SAI. ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, financial entities known as “Authorized Participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” An Authorized Participant that purchases a Creation Unit of Fund shares from the Fund deposits with the Fund a “basket” of securities, cash and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of Fund shares for a basket of securities, cash and/or other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creation and Redemption of Creation Units.”

The Trust’s Agreement and Declaration of Trust - General

Under the Trust’s Amended Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the 1940 Act and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

The Trust is not required to and does not intend to hold annual meetings of shareholders.

The Trust’s Agreement and Declaration of Trust – Shareholder Derivative Actions

A shareholder may bring derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established by the Board to consider the merits of such action, has a personal financial interest in the action at issue.

1

Exchange Listing And Trading

Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance, and will be available for purchase and sale through a broker-dealer at market price on each day that the Exchange is open for business. The market price of the Fund’s shares may trade below, at, or above the most recently calculated NAV per share of the Fund. As is the case of other publicly traded securities, your purchase or sale of the Fund’s shares in the secondary market will be subject to brokerage commissions which will be based on negotiated commission rates at customary levels.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange maintains certain listing standards and requires listed companies like the Fund to continue to comply with such standards while their shares are available for trading on the Exchange. The Exchange may, but is not required to, remove the shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the shares, there are fewer than 50 beneficial holders of the shares; (2) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (3) the Fund fails to meet certain continued listing standards of the Exchange; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares from listing and trading upon termination of the Trust or the Fund.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Policies, Strategies And Associated Risks

The investment objective of the Fund is long-term growth of capital. The investment objective of the Fund and the description of the Fund’s principal investment strategies are set forth under “Principal Investment Strategies” and “Principal Risks” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust, although the Fund will provide shareholders with written notice of any change to the Fund’s investment objective at least 60 days prior to such change.

Ordinarily, the Fund's portfolio is invested in equity securities of U.S. and non-U.S. companies. The Fund may also invest in restricted securities, certain special situations, debt securities, securities offered in initial public offerings, cash and cash equivalents, and total return swaps. The following supplements the information contained in the Prospectus concerning the investment objective, strategies and policies and risks of investing in the Fund.

Foreign Securities

The Fund may invest in securities of foreign issuers that are not publicly traded in the United States. The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

Depositary Receipts

The Fund may invest its assets in securities of foreign issuers in the form of depositary receipts, including ADRs, EDRs and GDRs, which are securities representing securities of foreign issuers. A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

2

Risks

Investments may be made in both domestic and foreign companies. Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign stock markets have substantially less volume than the NYSE Arca, Inc. (the “Exchange”) and may be closed for extended periods, and securities of some foreign companies may be more difficult to trade or dispose of and more volatile than securities of comparable domestic companies. Transaction costs and brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, may be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in domestic markets, may be complex and may result in increased risk or substantial delays. There may be less government regulation and/or supervision of foreign stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, political or social instability, war, tariffs, terrorism, nationalization, limitations on the repatriation of funds or other assets, or diplomatic developments that could affect investments in those countries. The Chinese government is involved in a longstanding dispute with Taiwan and has made threats of invasion. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries.

The imposition of, or an increase in, tariffs or trade restrictions between the U.S. and foreign countries, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economies of the U.S. and foreign countries. Certain foreign governments levy withholding or other taxes against dividend and interest income from, or transactions in, foreign securities. Although in some countries a portion of these taxes is recoverable by the Fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities. Individual foreign economies may differ favorably or unfavorably from that of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Restricted or Not Readily Marketable Securities

The Fund may invest in securities acquired in a privately-negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933, as amended (the “Securities Act”). Such restricted securities may not thereafter ordinarily be sold by the Fund except in another private placement or under an effective registration statement filed pursuant to the Securities Act. The Fund will not invest in any restricted security if such investment would cause the then aggregate value of all of such restricted securities, as valued on the books of the Fund, to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto). Restricted securities are valued in accordance with the Fund's valuation policies and procedures.

The purchase price and subsequent valuations of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them more difficult to trade or dispose of. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

The Fund may not make loans or invest in any restricted securities or other illiquid assets which will cause the then aggregate value of all such restricted securities and other illiquid assets to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto).

If, pursuant to the foregoing policy, the Fund were to assume substantial positions in particular securities with a limited trading market, the activities of the Fund could have an adverse effect on the liquidity and marketability of such securities, and the Fund may not be able to dispose of its holdings in these securities at reasonable price levels. There are other investment companies and other investment media engaged in operations similar to those of the Fund, and, to the extent that these organizations trade in the same securities, the Fund may be forced to dispose of its holdings at prices lower than otherwise would be obtained.

3

Special Situations

The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations may involve much greater risk than is inherent in ordinary investment securities. The Fund will not, however, purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies to exceed 25% of the value of the Fund's total assets.

Debt Securities

The Fund may invest in corporate and U.S. Government debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a variable, floating or fixed rate of interest, and must repay the amount borrowed, usually at the maturity of the security. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. Corporate debt securities include, but are not limited to, debt obligations of public and private corporations.

U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government. In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.

The Fund's investments in debt securities are subject to credit risk. An issuer's credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan of reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

The ratings of debt securities by Moody's Ratings, S&P Global Ratings, Fitch Ratings and other ratings agencies are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

The Fund's investments in debt securities are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk usually decrease in value when interest rates rise and increase in value when interest rates decline. Also, debt securities with longer maturities typically experience a more pronounced change in value when interest rates change.

Initial Public Offerings

The Fund may invest in securities issued in initial public offerings (“IPOs”). IPO securities are subject to market risk and liquidity risk. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public

4

market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. These fluctuations could impact the net asset value per share (“NAV”) and return earned on the Fund's shares. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets.

Cash and Cash Equivalents

The Fund usually maintains a portion of its total assets in cash or securities generally considered to be cash equivalents, including, but not limited to, short-term U.S. Government securities. When the Fund’s cash is held in a deposit account at the Fund’s custodian, the Fund will be subject to credit risk with respect to the custodian. The Fund’s cash deposits held at the custodian are eligible for insurance (in the aggregate) by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000.

Total Return Swaps

The Fund expects to engage in total return swaps from time to time for portfolio and cash management purposes, including entering into a new portfolio position while the Fund is selling an existing position and other portfolio and cash management purposes. A total return swap is an agreement by which one party agrees to pay the other party the total return of a particular underlying security during a specified period in return for periodic payments, which may be based on a fixed or variable interest rate. The Fund will enter into total return swaps only to take a “long” position with respect to a single-name equity security, will limit the notional amount of any such total return swap to 3.5% of the Fund’s net assets at the time the Fund invests in the swap, and will enter into no more than one total return swap at a time, in each case limited to a period of 60 days.

The Fund’s use of total return swaps involves risks that are different from, or possibly greater than, the risks associated with investing directly in the underlying security for a particular swap. Total return swaps could result in losses if the underlying security does not perform as anticipated. There is no guarantee that the Fund’s investment in a total return swap will deliver returns in excess of the embedded transaction costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying security.

Risks may arise as a result of the failure of the Fund’s counterparty to a total return swap to comply with the terms of the swap arrangement. The Fund will be exposed to losses if the counterparty declines, or is unable, to pay margin owed to the Fund or the return attributable to the reference security. Therefore, the Fund considers the creditworthiness of a counterparty prior to entering into a total return swap with the counterparty.

Total return swaps may reflect a leveraged investment and incorporate transaction costs which are borne by the Fund. Depending on the degree of leverage inherent in a total return swap, the swap can be highly volatile and entail a greater risk of loss than other investments. The relatively low initial margin deposits required to establish a swap position results in a leveraged position. As a result, a relatively small movement in the price of the underlying security may result in a profit or loss which is high in proportion to the amount of funds deposited as margin. Such risks may arise from unanticipated movements in the value of the equity security underlying a particular total return swap.

Other Investment Policies

The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for growth of capital, in particular long-term capital appreciation. In any event, under ordinary circumstances, securities will typically be held for sufficient periods to qualify for long-term capital gain treatment for tax purposes. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that given the Fund's investment objective, its annual portfolio turnover rate generally should not exceed 75%. The portfolio turnover rate is calculated by dividing the lesser of the Fund's purchases and sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are U.S. Government securities and all other securities with maturities of one year or less when purchased by the Fund.

Under the 1940 Act, a diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. While the Fund is a non-diversified investment company under the 1940 Act and therefore is not subject to any statutory diversification requirements, it will be required to meet certain diversification tests each year in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), as it intends to do (see “Tax Considerations”). The Fund will not acquire more than 25% of any class of the securities of any issuer. The Fund reserves

5

the right, without shareholder action, to diversify its investments to any extent it deems advisable or to become a diversified company, but once the Fund becomes a diversified company, it could not thereafter change its status to that of a non-diversified company without the approval of its shareholders.

The Fund has adopted certain investment restrictions as a matter of fundamental investment policy, which may not be changed without a shareholder vote of a majority of the outstanding voting securities as defined in Section 2(a)(42) of the 1940 Act. The Fund may not:

1.	Underwrite the securities of other issuers, except the Fund may, as indicated above (see “Restricted or Not Readily Marketable Securities”), acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

2.	Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

3.	Purchase or sell commodities or commodity contracts.

4.	Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, except that the Fund may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities subject to the restrictions applicable to the purchase of not readily marketable securities. (See “Restricted or Not Readily Marketable Securities”).

5.	Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made, provided that the term “borrow” shall not include the short-term credits referred to in paragraph 6 below.

6.	Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

7.	Make short sales of securities.

8.	Purchase or sell puts and calls on securities.

9.	Participate, on a joint or joint and several basis, in any securities trading account.

10.	Purchase the securities of any other investment company except (1) in the open market where, to the best information of the Fund, no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or (2) if such purchase is part of a merger, consolidation or acquisition of assets.
11.	Invest in companies for the purpose of exercising management or control.
12.	Invest more than 25% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of any one issuer.
13.	Issue senior securities, except as permitted by the 1940 Act.
14.	Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain States, the Fund has agreed, in addition to the investment restrictions set forth above, that it will not (i) purchase material amounts of restricted securities, (ii) invest more than 5% of the value of its total assets in securities of unseasoned issuers (including their predecessors) which have been in operation for less than three years, and equity securities of issuers which are not readily marketable, (iii) invest any part of its assets in interests in oil, gas or other mineral or exploration or development programs (excluding readily marketable securities), (iv) purchase or retain any securities of another issuer of which those persons affiliated

6

with the Fund or the Adviser, owning, individually, more than 1/2 of 1% of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than 5% of said issuer's outstanding stock (or securities convertible into stock) and (v) invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the Exchange or the NYSE American.

Cybersecurity

As the use of the Internet and other technologies has become more prevalent in the course of business, the Fund and its service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cybersecurity.

Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity incidents, there can be no assurance that those measures will be effective, particularly since the Fund does not control the cybersecurity defenses or plans of its service providers, financial intermediaries or companies with which those entities do business or companies in which the Fund invests. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund or shareholder assets, Fund or customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or the Fund’s service providers (including, but not limited to, the accounting agent, custodian, administrator, transfer agent and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Fund shareholders from purchasing, redeeming, or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of five individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.   The Board of Trustees is comprised of Mr. Nielsen and four (4) other Independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) setting the agendas for board meetings and (d) ensuring board members are provided necessary materials in advance of each board meeting.  The Trust believes that (i) its Chairman, (ii) Keith Rhoades, the independent chair of the Audit Committee, and, (iii) as

7

an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, each of its funds and each shareholder.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills. The Board of Trustees reviews its leadership structure regularly on at least an annual basis. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually. The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent arrangements of each of the Trust’s series. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

Board Responsibilities

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) other Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its CCO at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the CCO is the primary recipient and communicator of such risk-related information and oversees the Trust’s service providers’ adherence to the Trust’s policies and procedures.

Investment advisers managing the Trust’s series report to the Trust’s CCO and the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series. These investment advisers report to the CCO and the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO conducts on-going and continuous compliance testing and presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s President, Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

8

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nielsen has over twenty-four years of experience in the investment management and brokerage business including a focus in compliance, legal and regulatory oversight and possesses a strong understanding of the regulatory framework under which investment companies must operate.  Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, and since December 2022 has been the President of TTS Associates, Inc., each a financial services firm, and from 1994 through 2010 held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past 10 years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades held various accounting roles at Union Pacific Railroad, including Senior Director of General Ledger/Financial Research. Randy Skalla has more than 20 years of investment management experience including serving as President of L5 Enterprises, Inc. since 2001 and from 2001 through 2017 Mr. Skalla was a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established three standing board committees – the Audit Committee, the Compensation Committee and the Nominating Committee. All Independent Trustees are members of the Audit Committee, Compensation Committee and the Nominating Committee (“Standing Board Committees”). Inclusion of all Independent Trustees as members of all three of the Standing Board Committees allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019).	1	NONE

9

Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010); President of TTS Associates, Inc., (since December 2022) (each a financial services firm).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense); Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Fund
Keith Rhoades 1948	Trustee since May 2011	Retired since 2008.	1	NONE
Randy Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001) (financial services company).	1	NONE

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kevin Wolf 1969	President since January 2013	Executive Vice President, Head of Client Strategies (since 2025); Executive Vice President, Head of Fund Administration and Product of Ultimus Fund Solutions, LLC (2020-April 2025); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2020).	N/A	N/A

10

Kent Barnes 1968	Secretary since April 2024	Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC (since November 2023); Vice President, U.S. Bancorp Fund Services, LLC (November 2018 to November 2023).	N/A	N/A
Erik Naviloff 1969	Treasurer since January 2013	Vice President of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2012).	N/A	N/A
Emile Molineaux 1962	Chief Compliance Officer since May 2011; Anti-Money Laundering Officer from May 2011 to January 2022	Vice President, Senior Chief Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A
Jared Lahman 1986	Anti-Money Laundering Officer since January 2022	Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019).	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** As of August 31, 2026, the Trust was comprised of 32 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and not to any other series of the Trust. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series not included in the Fund Complex.

Board Committees

Audit Committee. The Board has an Audit Committee, which is comprised of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually. During the fiscal year ended December 31, 2025, the Audit Committee met ten times.

Nominating Committee. The Board has a Nominating Committee, which is comprised of the Independent Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. The Board has a Compensation Committee, which is comprised of the Independent Trustees. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the Independent Trustees. The Compensation Committee will generally meet annually.

Trustee Compensation

Each Trustee receives a quarterly fee of $22,500 (the “Trustee Fee”) to be paid at the beginning of each calendar quarter, allocated among each of the various portfolios comprising the Trust. Each Trustee will also receive reimbursement for any reasonable expenses incurred attending the regular quarterly meetings of the Trust. In addition to the Trustee Fee, the Audit Committee Chairman will receive an additional quarterly fee of $4,250 and the Chairman of the Trust receives an additional quarterly fee of $5,600. For special in-person meetings, each Trustee will receive a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting, which fees will generally be paid by the Adviser requesting the special in-person meeting. None of the executive officers will receive compensation from the Trust.

11

The table below details the amount of compensation estimated to be earned by each Trustee and paid by the Fund for the initial fiscal period ending December 31, 2026. The Fund pays the Adviser a “unitary” fee which the Adviser uses to pay Trust expenses. Accordingly, while Independent Trustee fees are an obligation of the Trust, they are paid by the Adviser, as are other Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings. The Trust does not have a bonus, profit sharing, pension or retirement plan:

Name	Estimated Aggregate Compensation from Sequoia ETF	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees***
Thomas T. Sarkany	$703	None	None	$703
Anthony Lewis	$703	None	None	$703
Keith Rhoades*	$835	None	None	$835
Randal Skalla	$703	None	None	$703
Brian Nielsen**	$878	None	None	$878

*Mr. Rhoades also serves as Chairman of the Audit Committee.

**Mr. Nielsen also serves as Chairman of the Board of Trustees of the Trust.

*** There are currently multiple series comprising the Trust. The term “Fund Complex” refers only to the Fund and not to any other series of the Trust. For the fiscal year ended December 31, 2025, aggregate Independent Trustees’ fees were $489,400.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas T. Sarkany	None	None
Anthony H. Lewis	None	None
Keith Rhoades	None	None
Randal D. Skalla	None	None
Brian Nielsen*	None	None

Management and Trustee Ownership

As of May 31 2026, the Trustees and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.

12

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of the date of this SAI, the Fund had not commenced operations.

Investment Adviser

Ruane Cunniff L.P., a wholly-owned subsidiary of Ruane, Cunniff & Goldfarb Inc., serves as the investment adviser to the Fund. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Adviser, subject to such policies as the Board of Trustees may determine, is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

Under the Advisory Agreement, the Adviser is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except costs of borrowing money (including interest expenses), distribution fees or expenses, brokerage expenses, commissions and other transaction expenses, taxes and governmental fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

After an initial period of two years, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Fund in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

13

The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, with respect to the Fund at a meeting held on April 21, 2026.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.  Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee based on the Fund’s average daily net assets at the following annual rate:

Fund	Management Fee Annual Rate
Sequoia ETF	0.99%

The fee is computed daily and payable monthly.

The following table sets forth, for each of the last three years, (i) the management fee that was received by the Adviser, (ii) the portion, if any, of such fee reimbursed to the Predecessor Fund pursuant to the expense limitation agreement in place for the Predecessor Fund and (iii) the net amount received by the Adviser from the Predecessor Fund.

Year Ended	Management Fee	Amount Reimbursed	Net Amount Received
December 31, 2023	$30,956,852	$3,312,405	$27,644,447
December 31, 2024	$34,596,994	$3,557,789	$31,039,205
December 31, 2025	$36,658,86	$3,947,514	$32,711,355

Portfolio Managers and Investment Committee

The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to the Advisory Contract. John B. Harris, Arman Gokgol-Kline and Trevor Magyar are the co-portfolio managers of the Fund and, subject to the investment parameters established from time to time by the Investment Committee of the Adviser (the "Committee"), are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The Committee, which reflects the team approach used by the Adviser, meets regularly to determine the current investment parameters of the Fund. The Committee is comprised of the co-portfolio managers, all of whom are voting members of the Committee, and Greg Alexander, who is a non-voting member of the Committee.

Mr. Harris, as Chair of the Committee, may take actions for the Fund that are not within the investment parameters established by the Committee in the event that he determines that events or circumstances require him to take such actions and it is not practicable to convene a meeting of the Committee. Mr. Harris has been authorized by the Committee to limit the value of the Fund's investment in any security from exceeding 20% of the Fund's net assets.

The Fund does not directly compensate the co-portfolio managers. Each co-portfolio manager’s compensation is paid solely by the Adviser in the form of a fixed salary and bonus. In addition, each co-portfolio manager who has a share ownership in Ruane, Cunniff & Goldfarb Inc. (the “Parent”) also receives a percentage of the net profits of the Parent based on such share ownership. The net profits of the Parent include profits of the Adviser (if any). The

14

co-portfolio managers are not compensated based directly on the performance of the Fund. The Fund is the sole registered investment company managed by the Committee and its members. The advisory fee paid by the Fund is not based on the performance of the Fund. The co-portfolio managers who manage privately offered pooled investment vehicles are entitled to receive incentive compensation based on the profits, if any, of such vehicles.

The following tables provide information regarding other pooled investment vehicles and other accounts over which the co-portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2025.

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
John B. Harris	0	0	7	$1,308,439,641	1,078	$6,689,718,581	$7,998,158,222
Arman Gokgol-Kline	0	0	3	$55,771,852	1,074	$6,668,979,717	$6,724,751,569
Trevor Magyar	0	0	3	$87,911,441	1,081 $	$6,750,627,439	$6,838,538,880

Potential conflicts of interest may arise for any co-portfolio manager between the management of the investments of the Fund and the management of the investments of the other pooled vehicles and other accounts. Although certain of such vehicles and accounts are managed in a similar manner to the Fund, the accounts and vehicles are not subject to the same regulatory requirements and restrictions as the Fund. In addition, concentrations of securities and cash may differ between any account or vehicle and the Fund due to many factors and circumstances.

The Adviser has adopted policies and procedures designed to ensure that investment allocations and trading practices are fair to its clients and that no client is disadvantaged over any other client over time. The Adviser has also adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment personnel of the Adviser engage in personal securities transactions.

The dollar ranges of the Predecessor Fund's equity securities owned directly or beneficially by the co-portfolio managers as of December 31, 2025 are set forth below:

	DOLLAR RANGE OF EQUITY SECURITIES OF THE PREDECESSOR FUND	DOLLAR RANGE OF EQUITY SECURITIES OF THE FUND
John B. Harris	over $1,000,000	over $1,000,000
Arman Gokgol-Kline	over $1,000,000	over $1,000,000
Trevor Magyar	over $1,000,000	over $1,000,000

Other Service Providers

Administrator

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Ultimus Fund Solutions, LLC (“UFS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Administrator”), acts as administrator for the Fund, subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of UFS or its affiliates.

The Administration Service Agreement is terminable by the Board or UFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the

15

absence of willful misfeasance, bad faith or gross negligence on the part of UFS or reckless disregard of its obligations thereunder, UFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, UFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or their shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

Fund Accounting

UFS, pursuant to the Administration Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund. The Fund also pays the Administrator for any out-of-pocket expenses.

Transfer Agent

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

BBH, (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian's responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

16

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS.

As of the date of this SAI, the Fund had not commenced operations, and therefore, the Fund has not paid any compliance service fees to NLCS.

Legal Counsel

Vedder Price, P.C., 1401 New York Avenue NW, Washington, D.C. 20005, serves as counsel to the Trust.

Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon St., Boston, MA 02116, serves as the independent registered public accounting firm of the Fund.

Distribution of Fund Shares

Northern Lights Distributors, LLC (“NLD”) located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offerings of the shares of the Fund are continuous and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing shares of the Fund in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of the Fund.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by votes cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated, without penalty by the Trust, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding shares of the Trust on 60 days' written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund does not pay the Distributor any fees under the Distribution Agreement. However, the Adviser pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Fund, including, without limitation, printing and distribution of prospectuses and shareholder reports, out of its own resources.

Portfolio Transactions and Brokerage Allocation

17

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and determines which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, a better execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services.

While it is the Fund’s general policy to first seek to obtain the most favorable execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.

Investment decisions for the Fund may or may not be made independently from those of other client accounts of the Adviser. In certain instances, investment decisions will be made similar to other accounts managed. In the case where the Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also

18

provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

As of the date of this SAI, the Fund had not commenced operations, and therefore, the Fund has not paid any brokerage commissions.

The Predecessor Fund paid the following brokerage commissions for the years ended December 31, 2025, December 31, 2024, and December 31, 2023, respectively:

Fund	2025	2024	2023
Predecessor Fund	$186,902	$248,672	$433,851

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 37%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.

For the fiscal year ended December 31, 2025, the portfolio turnover rate for the Predecessor Fund was 10%. As of the date of this SAI, the Fund does not have operating history and therefore has no portfolio turnover information.

Code of Ethics

The Trust, the Adviser, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board of Trustees.

The Adviser has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) which are designed to ensure that the Adviser votes proxies, with respect to securities held by the Fund, in the best interests of the Fund. The Procedures require the Adviser to identify and address conflicts of interest between the Adviser (or any affiliated person of the Adviser or the Fund) and the shareholders of the Fund. If a material conflict of interest exists,

19

the Adviser will determine whether voting in accordance with the guidelines set forth in the Procedures is in the best interests of the Fund or take some other appropriate action.

The Adviser, on behalf of the Fund, generally votes in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated). The Adviser, on behalf of the Fund, generally votes against poison pills and proposals for compensation plans deemed to be excessive. For all other proposals, the Adviser will determine whether a proposal is in the best interests of the shareholders of the Fund and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Adviser's opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

You may obtain a description of the Procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, by visiting the Fund's website at www.sequoiaetf.com. This information may also be obtained from the Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, to the extent the Trust has relevant information, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

Each of the Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business on the Fund’s website. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the New York Stock Exchange is open for trading via the National Securities Clearing Corporation (“NSCC”). Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis at www.sequoiaetf.com.

20

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Purchase, Redemption and Pricing of Shares

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” shares of the Fund are bought and sold at a price in two different ways depending upon the type of investor.

Investors may buy and sell shares in secondary market transactions through brokers at market prices and the shares will trade at market prices.

Only authorized participants may buy and redeem shares from the Fund directly and those transactions are effected at the Fund’s NAV.

The NAV of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

As indicated in the Prospectus under the heading “Net Asset Value,” the net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations with regard to the Fund and responsibilities, other than overseeing pricing service providers used by the Trust. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s Valuation Designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be fair valued by the Valuation Designee, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximates fair value.

21

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designee. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Valuation Designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are not readily available or deemed unreliable, the Fund may value securities at fair value as determined in good faith by the Valuation Designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Valuation Designee if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Creation and Redemption of Creation Units

22

General

ETFs, such as the Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Juneteenth, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition and Custom Baskets.

Rule 6c-11(c)(3) under the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of ETF’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or

23

reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Adviser’s Rule 6c-11 Committee defines any deviation from a pro-rata basket to be a “custom basket.”

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters (“Basket Procedures”).

The use of baskets that do not correspond to pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination

Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by a fund’s investment adviser and disseminated by the ETF’s custodial bank through the NSCC process. Prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the ETFs publish this information for the day (subject to correction of any errors) and is made available through the NSCC to effectuate creations or redemptions of Creation Units of an ETF until the next list is announced on the next Business Day.

Placement of Creation or Redemption Orders

All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. This deadline may be extended upon agreement between the transfer agent, Authorized Participant and the Fund. At its discretion, the Fund may also require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security

24

comprising a creation or redemption basket closes earlier than usual). In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time. The Fund may also accept orders to create Creation Units, whether through the Clearing Process (through a “Participating Party”, i.e., a broker-dealer or other participant in the Continuous Net Settlement system of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC) or outside the Clearing Process (through a DTC Participant, in either case, such party has signed a Participant Agreement with the Distributor), which must be submitted as a “Future Dated Traded” set for one or more Creation Units between 4:30 p.m. Eastern Time and 5:30 p.m. Eastern Time (the “Order Window”) in the manner set forth in the Participant Agreement and/or applicable order form. This deadline may be extended upon agreement between the transfer agent, Authorized Participant and the Fund. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time. The Fund may also accept orders to redeem Creation Units, which must be submitted as a “Future Dated Traded” set for one or more Creation Units between the Order Window in the manner set forth in the Participant Agreement and/or applicable order form. This deadline may be extended upon agreement between the transfer agent, Authorized Participant and the Fund. Shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders from investors who are not Authorized Participants to create Creation Units shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of either (i) Deposit Instruments (as defined below) or (ii) Deposit Cash (as defined below), and the Cash Component (as defined below). Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the end of the Order Window. Order for Creation Units that are effected outside of the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. The delivery of Creation Units created through the Clearing Process will occur no later than the second Business Day following the Transmittal Date (T+2).

A “Deposit Instrument” (an in-kind deposit of a designated portfolio of securities and other instruments) must be delivered to the Trust through DTC or NSCC, and Deposit Instruments which are non-U.S. securities, if applicable, must be delivered to an account maintained at the applicable local sub-custodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Instrument is an American depositary receipt or similar domestic instrument, it may be delivered to the Custodian. Deposit Instruments must be delivered to the Fund through the applicable processes set forth in the Participant Agreement.

“Deposit Cash” is the cash value of the Deposit Instruments.

Beneficial Owners of the Fund’s shares may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit to redeem through the Fund. The Fund will not redeem shares in amounts less than Creation Units and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of the Fund’s shares to constitute a redeemable Creation Unit. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Fund.

In connection with taking delivery of shares of non-U.S. Fund Securities, if applicable, upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner,

25

must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 102% (105% for international securities), which the Adviser may change from time to time, of the value of the missing shares.

Purchase and Issuance of Creation Units

The consideration for purchase of a Creation Unit of shares of the Fund generally consists of either (i) Deposit Instruments or (ii) Deposit Cash, and an amount of cash computed as described below (the “Cash Component” sometimes also referred to as the “Balancing Amount”). Together, the Deposit Instruments or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the “Deposit Amount” (an amount equal to the aggregate market value of the Deposit Instruments and/or Cash Deposit, as applicable).

A Creation Unit will generally not be issued until the transfer of good title to the Fund of the Deposit Instruments or the payment of Deposit Cash, as applicable, and the payment of the Cash Component, the Creation Transaction Fee (as discussed below) and any other required cash amounts have been completed. In instances where the Fund accepts Deposit Securities for the purchase of a Creation Unit, to the extent contemplated by the applicable Participant Agreement, Creation Units of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 102% (105% for international securities) which the Adviser may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to use such collateral to buy the missing Deposit Instruments at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.

Delivery of Redemption Proceeds

Redemption proceeds for a Creation Unit are paid either in-kind and/or in cash, or a combination thereof, as determined by the Trust in accordance with the Basket Procedures. Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under

26

this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

With respect to in-kind redemptions of the Fund, the redemption proceeds for a Creation Unit generally consist of the Deposit Instruments—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit) being redeemed, as next determined on the Transmittal Date after receipt of a request in proper form on the Submission Date, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee (as described below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the Fund’s shares (per Creation Unit), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Instruments it would otherwise receive through an in-kind redemption, plus the same Cash Redemption

Amount to be paid to an in-kind redeemer.

Creation and Redemption Orders Outside the Clearing Process

As described above, the Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Submission Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, or the amount of Deposit Cash will be determined by the Trust, whose determination shall be final and binding. The Deposit Cash or cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor during the Order Window on the Submission Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Instruments and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the

27

Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created will occur no later than the second Business Day following the Transmittal Date (T+2).

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the Transmittal Date in proper form since in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 102% (105% for international securities) of the market value of the undelivered Deposit Instruments (the “Additional Cash Deposit”). The order shall be deemed to be received on the Submission Date provided that the order is placed in proper form during the Order Window on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, on the Business Day following the Transmittal Date. If the order is not placed in proper form during the Order Window on the Submission Date or federal funds in the appropriate amount are not received by 11:00 a.m. on the Business Day following the Transmittal Date, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 102% (105% for international securities) of the daily marked to market value of the missing Deposit Instruments. To the extent that missing Deposit Instruments are not received by 1:00 p.m., Eastern Time, on the second Business Day following the Transmittal Date or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Instruments. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the Transmittal Date by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the Transmittal Date. However, as discussed in the section below, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the Transmittal Date to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator during the Order Window on the Submission Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following the Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within two Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

28

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the Fund’s established evaluation procedures computed on the Transmittal Date. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, and the requisite number of shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Submission Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined on the Transmittal Date (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for the Fund.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and their ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Instruments to the accounts of the Fund.

29

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fee for the Fund is listed in the table below.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$300	2.0%

* As a percentage of the amount invested.

Suspension of Creations

The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may reject an order include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; or (vi) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the Custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions

An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units

Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

30

The Fund qualifies and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Tax Code”), and intend to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made monthly for the Fund. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time their distributions so as to avoid liability for this tax.

31

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The sale of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the sale of shares may be disallowed to the extent shares are purchased within 30 days before or after such sale.

Distributions of taxable net investment income and net capital gain will be taxable as described above

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Sales of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, the Fund is required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. A brief explanation of the form and character of the distribution accompanies each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into

32

long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including their transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

33

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

General

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on sales of the Fund’s shares.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

There are and will likely continue to be proposals for amendments to federal income tax laws that could, if enacted, have adverse effects on the Fund, their investments or their shareholders. Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. Vedder Price LLP has expressed no opinion in respect thereof.

Financial Statements

Ernst & Young LLP, acts as the Fund’s independent registered public accounting firm and KPMG LLP served as the Predecessor Fund’s independent registered public accounting firm. The 2025 Financial Statements for the Predecessor Fund, which are contained in the Predecessor Fund’s financial statements in Form N-CSR, are incorporated by reference in this SAI.

Other Information

The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including exhibits, may be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI are parts, each such statement being qualified in all respects by such reference.

34